                                                Exhibit 99.1

First Financial Bancorp Announces Fourth Quarter and Full Year 2020 Financial Results and Quarterly Dividend

•Earnings per diluted share of $0.49; $0.51 on an adjusted(1) basis
•Return on average assets of 1.20%; 1.23% as adjusted(1)
•Net interest margin FTE(1) of 3.49%; 13 basis point increase from linked quarter
•Strong noninterest income driven by foreign exchange fees and mortgage production
•Announces $0.23 per share Quarterly Dividend

Cincinnati, Ohio - January 28, 2021- First Financial Bancorp. (Nasdaq: FFBC) (“First Financial” or the “Company”) announced financial results for the three and twelve months ended December 31, 2020.

For the three months ended December 31, 2020, the Company reported net income of $48.3 million, or $0.49 per diluted common share. These results compare to net income of $41.5 million, or $0.42 per diluted common share, for the third quarter of 2020 and $48.7 million, or $0.49 per diluted common share, for the fourth quarter of 2019. For the twelve months ended December 31, 2020, First Financial had earnings per diluted common share of $1.59 compared to $2.00 for the same period in 2019.

Return on average assets for the fourth quarter of 2020 was 1.20% while return on average tangible common equity was 15.50%. These compare to returns on average assets of 1.04% and 1.34%, and returns on average tangible common equity of 13.61% and 15.84%, in the third quarter of 2020 and the fourth quarter of 2019, respectively.

Fourth quarter 2020 highlights include:

•After adjustments(1) for certain nonrecurring and certain COVID-19 related items:
◦Net income of $0.51 per diluted common share
◦1.23% return on average assets
◦15.94% return on average tangible common equity

•Net interest margin of 3.49% on a fully tax-equivalent basis(1)
◦13 basis point increase driven by loan fees, which includes PPP forgiveness, and lower deposit costs

•Noninterest income of $61.5 million, or $48.1 million as adjusted(1)
◦Adjustments(1) include $13.4 million in gain recognized on class B Visa shares
◦Record foreign exchange income of $12.3 million; 16.9% increase from linked quarter
◦Mortgage income remains strong, despite decline from record third quarter production

•Noninterest expenses of $114.8 million, or $94.6 million as adjusted(1)
◦Adjustments(1) include:
▪$7.3 million of debt extinguishment costs
▪$5.1 million write down of a tax credit investment
▪$5.0 million contribution to First Financial Foundation
▪$2.9 million of costs directly related to COVID-19 and other nonrecurring costs such as merger-related and branch consolidation costs
◦Efficiency ratio of 63.8%; 56.8% as adjusted(1)

_________________________________________________________________________________________ (1) Financial information in this release that is described as “adjusted” or that is presented on a fully tax equivalent basis is non-GAAP. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

•Non-PPP loan balances were flat during the quarter

•Average transactional deposit balances grew $533.8 million compared to the linked quarter; 22.2% on an annualized basis

•Total Allowance for Credit Losses of $188.2 million; Total quarterly provision for credit losses of $11.5 million
◦Loans and leases - ACL of $175.7 million, 1.77% of total loans; 1.89% of loans excluding PPP
◦Unfunded Commitments - ACL of $12.5 million
◦Fourth quarter provision expense driven by COVID-19 uncertainty, partially offset by improvements in economic forecast, resulting in expected peak ACL as a percentage of loans

•Strong capital ratios
◦Total capital of 15.55%
◦Tier 1 common equity of 11.82%
◦Tangible common equity of 8.47%; 8.83% excluding PPP loans
◦Tangible book value per share of $12.93; $0.37 increase compared to linked quarter

Additionally, First Financial's board of directors has authorized a quarterly dividend of $0.23 per common share for the next regularly scheduled dividend, payable on March 15, 2021 to shareholders of record as of March 1, 2021.

Archie Brown, President and Chief Executive Officer, remarked, “When considering a year in which we encountered a global pandemic, experienced widespread government mandated business shutdowns and stay-at-home orders, and a reduction in the Fed Funds rate of 150 basis points, I am very pleased with our response to these challenges and our overall management of the company. On an adjusted(1) basis, we earned $1.66 per diluted share, achieved a 1.05% return on average assets, strengthened Tier 1 Common Equity and Total Capital, significantly bolstered our allowance for credit losses from 0.63% of loans to 1.77%, and experienced low levels of charge-offs.”

Mr. Brown continued, “Business conditions remained difficult in the fourth quarter; however, our core quarterly financial metrics were strong with adjusted(1) earnings per share of $0.51, adjusted(1) return on assets of 1.23%, and an adjusted(1) efficiency ratio of 56.8%. An increase in interest income, which includes PPP loan forgiveness fees, strong mortgage banking and record foreign exchange income drove our solid quarterly results. Our sub-60% efficiency ratio reflected our diligent expense management despite adapting to a remote working environment and continued investment in processes and technologies that position the Company for long-term success. Credit trends remain relatively stable; however, with COVID-19 cases in the Midwest remaining at peak levels, a slower than anticipated vaccine rollout and general economic uncertainty, we recorded $11.5 million of provision expense, resulting in an increase in our allowance for credit losses to 1.89% of total loans, excluding PPP. We believe the increase in our allowance has positioned us to absorb future losses anticipated by the pandemic or otherwise.”

Mr. Brown concluded, “I am most pleased by the response of our associates and their commitment to our clients and communities. They demonstrated amazing flexibility and resilience in pivoting from normal business activities and processes to working remotely or with significant changes to their in-office routines. From the beginning of the pandemic, we prioritized keeping our associates safe and engaged, which enabled them to support our clients in one of the most stressful and uncertain periods in our history. Our associates were constant stewards, embodying our organizational belief that banking is an essential function in the lives of consumers, businesses and our communities and were focused on ensuring that we remained faithful to our mission. Notably, our corporate-wide effort in granting approximately 7,000 PPP loans totaling over $900 million in a matter of months was something to remember. I am very proud of the effort and commitment of our First Financial Team.”
Full detail of the Company’s fourth quarter and full year 2020 performance is provided in the accompanying financial statements and slide presentation.

Teleconference / Webcast Information
First Financial’s executive management will host a conference call to discuss the Company’s financial and operating results on Friday, January 29, 2021 at 8:30 a.m. Eastern Time. Members of the public who would like to listen to the conference call should dial (877) 506-6873 (U.S. toll free), (855) 669-9657 (Canada toll free) or +1 (412) 380-2003 (International) (no passcode required). The number should be dialed five to ten minutes prior to the start of the conference call. The conference call will also be accessible as an audio webcast via the Investor Relations section of the Company’s website at www.bankatfirst.com. A replay of the conference call will be available beginning one hour after the completion of the live call at (877) 344-7529 (U.S. toll free), (855) 669-9658 (Canada toll free) and +1 (412) 317-0088 (International); conference number 10151308. The webcast will be archived on the Investor Relations section of the Company’s website for 12 months.

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Press Release and Additional Information on Website
This press release as well as supplemental information are available to the public through the Investor Relations section of First Financial's website at www.bankatfirst.com.

Use of Non-GAAP Financial Measures
This earnings release contains GAAP financial measures and Non-GAAP financial measures where management believes it to be helpful in understanding the Company’s results of operations or financial position. Where Non-GAAP financial measures are used, the comparable GAAP financial measures, as well as a reconciliation to the comparable GAAP financial measure, can be found in the section titled “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

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Forward-Looking Statement

Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.  Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements.

As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements.  Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements.  Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation:

•economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business;
•future credit quality and performance, including our expectations regarding future loan losses and our allowance for credit losses
•the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry;
•Management’s ability to effectively execute its business plans;
•mergers and acquisitions, including costs or difficulties related to the integration of acquired companies;
•the possibility that any of the anticipated benefits of the Company’s acquisitions will not be realized or will not be realized within the expected time period;
•the effect of changes in accounting policies and practices;
•changes in consumer spending, borrowing and saving and changes in unemployment;
•changes in customers’ performance and creditworthiness;
•the costs and effects of litigation and of unexpected or adverse outcomes in such litigation;
•current and future economic and market conditions, including the effects of declines in housing prices, high unemployment rates, U.S. fiscal debt, budget and tax matters, geopolitical matters, and any slowdown in global economic growth;
•the adverse impact on the U.S. economy, including the markets in which we operate, of the novel coronavirus, which causes the Coronavirus disease 2019 (“COVID-19”), global pandemic, and the impact of a slowing U.S. economy and increased unemployment on the performance of our loan and lease portfolio, the market value of our investment securities, the availability of sources of funding and the demand for our products;
•our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;
•financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services;
•the effect of the current interest rate environment or changes in interest rates or in the level or composition of our assets or liabilities on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgage loans held for sale;
•the effect of a fall in stock market prices on our brokerage, asset and wealth management businesses;
•a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber attacks;
•the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; and
•our ability to develop and execute effective business plans and strategies.

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Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in our Form 10-K for the year ended December 31, 2019, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov.

All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing.  Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

About First Financial Bancorp.
First Financial Bancorp. is a Cincinnati, Ohio based bank holding company. As of December 31, 2020, the Company had $16.0 billion in assets, $9.9 billion in loans, $12.2 billion in deposits and $2.3 billion in shareholders’ equity. The Company’s subsidiary, First Financial Bank, founded in 1863, provides banking and financial services products through its six lines of business: Commercial, Retail Banking, Investment Commercial Real Estate, Mortgage Banking, Commercial Finance and Wealth Management. These business units provide traditional banking services to business and retail clients. Wealth Management provides wealth planning, portfolio management, trust and estate, brokerage and retirement plan services and had approximately $3.0 billion in assets under management as of December 31, 2020. The Company operated 143 full service banking centers as of December 31, 2020, primarily in Ohio, Indiana and Kentucky, while the Commercial Finance business lends into targeted industry verticals on a nationwide basis. Additional information about the Company, including its products, services and banking locations, is available at www.bankatfirst.com.

Contact Information
Investors/Analysts                    Media
Jamie Anderson                        Tim Condron
Chief Financial Officer                    Marketing Communications Manager
(513) 887-5400                        (513) 979-5796
InvestorRelations@bankatfirst.com            media@bankatfirst.com
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Selected Financial Information
December 31, 2020
(unaudited)

FIRST FINANCIAL BANCORP.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended,					Twelve months ended,
	Dec. 31,	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	December 31,
	2020	2020	2020	2020	2019	2020	2019
RESULTS OF OPERATIONS
Net income	$48,312	$41,477	$37,393	$28,628	$48,677	$155,810	$198,075
Net earnings per share - basic	$0.50	$0.43	$0.38	$0.29	$0.49	$1.60	$2.01
Net earnings per share - diluted	$0.49	$0.42	$0.38	$0.29	$0.49	$1.59	$2.00
Dividends declared per share	$0.23	$0.23	$0.23	$0.23	$0.23	$0.92	$0.90

KEY FINANCIAL RATIOS
Return on average assets	1.20%	1.04%	0.96%	0.79%	1.34%	1.00%	1.39%
Return on average shareholders' equity	8.52%	7.40%	6.88%	5.21%	8.60%	7.02%	9.11%
Return on average tangible shareholders' equity	15.50%	13.61%	12.90%	9.71%	15.84%	12.97%	16.32%

Net interest margin	3.45%	3.32%	3.38%	3.71%	3.84%	3.46%	3.95%
Net interest margin (fully tax equivalent) (1)	3.49%	3.36%	3.44%	3.77%	3.89%	3.51%	4.00%

Ending shareholders' equity as a percent of ending assets	14.29%	14.11%	13.99%	14.47%	15.49%	14.29%	15.49%
Ending tangible shareholders' equity as a percent of:
Ending tangible assets	8.47%	8.25%	8.09%	8.25%	9.07%	8.47%	9.07%
Risk-weighted assets	11.29%	11.07%	10.89%	10.50%	11.09%	11.29%	11.09%

Average shareholders' equity as a percent of average assets	14.07%	14.08%	13.91%	15.21%	15.53%	14.30%	15.30%
Average tangible shareholders' equity as a percent of
average tangible assets	8.26%	8.18%	7.94%	8.79%	9.07%	8.28%	9.16%

Book value per share	$23.28	$22.94	$22.66	$22.25	$22.82	$23.28	$22.82
Tangible book value per share	$12.93	$12.56	$12.26	$11.82	$12.42	$12.93	$12.42

Common equity tier 1 ratio (2)	11.82%	11.63%	11.49%	11.27%	11.30%	11.82%	11.30%
Tier 1 ratio (2)	12.20%	12.02%	11.87%	11.66%	11.69%	12.20%	11.69%
Total capital ratio (2)	15.55%	15.37%	15.19%	13.54%	13.39%	15.55%	13.39%
Leverage ratio (2)	9.55%	9.55%	8.98%	9.49%	9.58%	9.55%	9.58%

AVERAGE BALANCE SHEET ITEMS
Loans (3)	$10,127,881	$10,253,392	$10,002,379	$9,220,643	$9,149,222	$9,902,656	$8,948,535
Investment securities	3,403,839	3,162,832	3,164,243	3,115,723	3,102,867	3,212,051	3,288,875
Interest-bearing deposits with other banks	143,884	40,277	91,990	39,332	36,672	78,943	35,814
Total earning assets	$13,675,604	$13,456,501	$13,258,612	$12,375,698	$12,288,761	$13,193,650	$12,273,224
Total assets	$16,030,986	$15,842,010	$15,710,204	$14,524,422	$14,460,288	$15,529,144	$14,210,719
Noninterest-bearing deposits	$3,720,417	$3,535,432	$3,335,866	$2,643,240	$2,638,908	$3,310,483	$2,524,011
Interest-bearing deposits	8,204,306	8,027,082	8,395,229	7,590,791	7,583,531	8,054,687	7,577,347
Total deposits	$11,924,723	$11,562,514	$11,731,095	$10,234,031	$10,222,439	$11,365,170	$10,101,358
Borrowings	$1,307,461	$1,519,748	$1,272,819	$1,735,767	$1,613,696	$1,458,701	$1,669,059
Shareholders' equity	$2,256,062	$2,230,422	$2,185,865	$2,209,733	$2,245,107	$2,220,645	$2,174,679

CREDIT QUALITY RATIOS
Allowance to ending loans	1.77%	1.65%	1.56%	1.55%	0.63%	1.77%	0.63%
Allowance to nonaccrual loans	217.55%	216.28%	233.74%	296.51%	119.69%	217.55%	119.69%
Allowance to nonperforming loans	199.97%	196.69%	208.06%	203.42%	96.73%	199.97%	96.73%
Nonperforming loans to total loans	0.89%	0.84%	0.75%	0.76%	0.65%	0.89%	0.65%
Nonperforming assets to ending loans, plus OREO	0.90%	0.86%	0.77%	0.78%	0.67%	0.90%	0.67%
Nonperforming assets to total assets	0.56%	0.55%	0.49%	0.48%	0.42%	0.56%	0.42%
Classified assets to total assets	0.89%	0.84%	0.79%	0.83%	0.62%	0.89%	0.62%
Net charge-offs to average loans (annualized)	0.26%	0.21%	0.12%	(0.04)%	0.15%	0.14%	0.33%

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.
(2) December 31, 2020 regulatory capital ratios are preliminary.
(3) Includes loans held for sale.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three months ended,			Twelve months ended,
	December 31,			December 31,
	2020	2019	% Change	2020	2019	% Change
Interest income
Loans and leases, including fees	$106,733	$122,802	(13.1)%	$431,657	$499,009	(13.5)%
Investment securities
Taxable	18,402	20,137	(8.6)%	73,789	90,168	(18.2)%
Tax-exempt	4,839	4,545	6.5%	19,242	17,596	9.4%
Total investment securities interest	23,241	24,682	(5.8)%	93,031	107,764	(13.7)%
Other earning assets	55	167	(67.1)%	275	805	(65.8)%
Total interest income	130,029	147,651	(11.9)%	524,963	607,578	(13.6)%

Interest expense
Deposits	5,920	19,026	(68.9)%	41,922	79,032	(47.0)%
Short-term borrowings	30	5,430	(99.4)%	6,442	25,235	(74.5)%
Long-term borrowings	5,606	4,293	30.6%	20,088	19,057	5.4%
Total interest expense	11,556	28,749	(59.8)%	68,452	123,324	(44.5)%
Net interest income	118,473	118,902	(0.4)%	456,511	484,254	(5.7)%
Provision for credit losses-loans and leases (1)	13,758	4,629	197.2%	70,796	30,598	131.4%
Provision for credit losses-unfunded commitments (1)	(2,250)	177	N/M	(237)	(165)	43.6%
Net interest income after provision for credit losses	106,965	114,096	(6.3)%	385,952	453,821	(15.0)%

Noninterest income
Service charges on deposit accounts	7,654	9,343	(18.1)%	29,446	37,939	(22.4)%
Trust and wealth management fees	4,093	3,913	4.6%	16,531	15,644	5.7%
Bankcard income	3,060	3,405	(10.1)%	11,726	18,804	(37.6)%
Client derivative fees	2,021	4,194	(51.8)%	10,313	15,662	(34.2)%
Foreign exchange income	12,305	6,014	104.6%	39,377	7,739	408.8%
Net gains from sales of loans	13,089	4,723	177.1%	51,176	14,851	244.6%
Net gains (losses) on sale of investment securities	4,618	(296)	N/M	4,563	(406)	N/M
Other	14,675	5,472	168.2%	25,991	21,140	22.9%
Total noninterest income	61,515	36,768	67.3%	189,123	131,373	44.0%

Noninterest expenses
Salaries and employee benefits	62,263	53,952	15.4%	236,779	209,061	13.3%
Net occupancy	6,159	6,334	(2.8)%	23,266	24,069	(3.3)%
Furniture and equipment	3,596	4,145	(13.2)%	14,968	15,903	(5.9)%
Data processing	7,269	5,996	21.2%	27,514	21,881	25.7%
Marketing	1,999	1,980	1.0%	6,414	6,908	(7.2)%
Communication	840	882	(4.8)%	3,492	3,267	6.9%
Professional services	3,038	2,192	38.6%	9,961	11,254	(11.5)%
Debt extinguishment	7,257	0	N/M	7,257	0	N/M
State intangible tax	1,514	1,767	(14.3)%	6,058	5,829	3.9%
FDIC assessments	1,065	1,055	0.9%	5,110	1,973	159.0%
Intangible amortization	2,764	3,150	(12.3)%	11,126	9,671	15.0%
Other	17,034	11,434	49.0%	38,719	32,516	19.1%
Total noninterest expenses	114,798	92,887	23.6%	390,664	342,332	14.1%
Income before income taxes	53,682	57,977	(7.4)%	184,411	242,862	(24.1)%
Income tax expense	5,370	9,300	(42.3)%	28,601	44,787	(36.1)%
Net income	$48,312	$48,677	(0.7)%	$155,810	$198,075	(21.3)%

ADDITIONAL DATA
Net earnings per share - basic	$0.50	$0.49		$1.60	$2.01
Net earnings per share - diluted	$0.49	$0.49		$1.59	$2.00
Dividends declared per share	$0.23	$0.23		$0.92	$0.90

Return on average assets	1.20%	1.34%		1.00%	1.39%
Return on average shareholders' equity	8.52%	8.60%		7.02%	9.11%

Interest income	$130,029	$147,651	(11.9)%	$524,963	$607,578	(13.6)%
Tax equivalent adjustment	1,613	1,630	(1.0)%	6,529	6,328	3.2%
Interest income - tax equivalent	131,642	149,281	(11.8)%	531,492	613,906	(13.4)%
Interest expense	11,556	28,749	(59.8)%	68,452	123,324	(44.5)%
Net interest income - tax equivalent	$120,086	$120,532	(0.4)%	$463,040	$490,582	(5.6)%

Net interest margin	3.45%	3.84%		3.46%	3.95%
Net interest margin (fully tax equivalent) (2)	3.49%	3.89%		3.51%	4.00%

Full-time equivalent employees	2,075	2,065

(1) Beginning January 1,2020, calculation is based on current expected loss methodology. Prior to January 1, 2020, calculation was based on the incurred loss methodology.
(2) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2020
	Fourth	Third	Second	First	Year to	% Change
	Quarter	Quarter	Quarter	Quarter	Date	Linked Qtr.
Interest income
Loans and leases, including fees	$106,733	$103,249	$105,900	$115,775	$431,657	3.4%
Investment securities
Taxable	18,402	17,906	18,476	19,005	73,789	2.8%
Tax-exempt	4,839	4,884	4,937	4,582	19,242	(0.9)%
Total investment securities interest	23,241	22,790	23,413	23,587	93,031	2.0%
Other earning assets	55	31	47	142	275	77.4%
Total interest income	130,029	126,070	129,360	139,504	524,963	3.1%

Interest expense
Deposits	5,920	7,886	11,751	16,365	41,922	(24.9)%
Short-term borrowings	30	51	1,274	5,087	6,442	(41.2)%
Long-term borrowings	5,606	5,953	4,759	3,770	20,088	(5.8)%
Total interest expense	11,556	13,890	17,784	25,222	68,452	(16.8)%
Net interest income	118,473	112,180	111,576	114,282	456,511	5.6%
Provision for credit losses-loans and leases (1)	13,758	15,299	17,859	23,880	70,796	(10.1)%
Provision for credit losses-unfunded commitments (1)	(2,250)	(1,925)	2,370	1,568	(237)	16.9%
Net interest income after provision for credit losses	106,965	98,806	91,347	88,834	385,952	8.3%

Noninterest income
Service charges on deposit accounts	7,654	7,356	6,001	8,435	29,446	4.1%
Trust and wealth management fees	4,093	3,855	4,114	4,469	16,531	6.2%
Bankcard income	3,060	3,124	2,844	2,698	11,726	(2.0)%
Client derivative fees	2,021	2,203	2,984	3,105	10,313	(8.3)%
Foreign exchange income	12,305	10,530	6,576	9,966	39,377	16.9%
Net gains from sales of loans	13,089	18,594	16,662	2,831	51,176	(29.6)%
Net gains (losses) on sale of investment securities	4,618	2	2	(59)	4,563	N/M
Other	14,675	3,835	3,542	3,939	25,991	282.7%
Total noninterest income	61,515	49,499	42,725	35,384	189,123	24.3%

Noninterest expenses
Salaries and employee benefits	62,263	63,769	55,925	54,822	236,779	(2.4)%
Net occupancy	6,159	5,625	5,378	6,104	23,266	9.5%
Furniture and equipment	3,596	3,638	3,681	4,053	14,968	(1.2)%
Data processing	7,269	6,837	7,019	6,389	27,514	6.3%
Marketing	1,999	1,856	1,339	1,220	6,414	7.7%
Communication	840	855	907	890	3,492	(1.8)%
Professional services	3,038	2,443	2,205	2,275	9,961	24.4%
Debt extinguishment	7,257	0	0	0	7,257	N/M
State intangible tax	1,514	1,514	1,514	1,516	6,058	0.0%
FDIC assessments	1,065	1,350	1,290	1,405	5,110	(21.1)%
Intangible amortization	2,764	2,779	2,791	2,792	11,126	(0.5)%
Other	17,034	6,845	6,640	8,200	38,719	148.9%
Total noninterest expenses	114,798	97,511	88,689	89,666	390,664	17.7%
Income before income taxes	53,682	50,794	45,383	34,552	184,411	5.7%
Income tax expense	5,370	9,317	7,990	5,924	28,601	(42.4)%
Net income	$48,312	$41,477	$37,393	$28,628	$155,810	16.5%

ADDITIONAL DATA
Net earnings per share - basic	$0.50	$0.43	$0.38	$0.29	$1.60
Net earnings per share - diluted	$0.49	$0.42	$0.38	$0.29	$1.59
Dividends declared per share	$0.23	$0.23	$0.23	$0.23	$0.92

Return on average assets	1.20%	1.04%	0.96%	0.79%	1.00%
Return on average shareholders' equity	8.52%	7.40%	6.88%	5.21%	7.02%

Interest income	$130,029	$126,070	$129,360	$139,504	$524,963	3.1%
Tax equivalent adjustment	1,613	1,628	1,664	1,624	6,529	(0.9)%
Interest income - tax equivalent	131,642	127,698	131,024	141,128	531,492	3.1%
Interest expense	11,556	13,890	17,784	25,222	68,452	(16.8)%
Net interest income - tax equivalent	$120,086	$113,808	$113,240	$115,906	$463,040	5.5%

Net interest margin	3.45%	3.32%	3.38%	3.71%	3.46%
Net interest margin (fully tax equivalent) (2)	3.49%	3.36%	3.44%	3.77%	3.51%

Full-time equivalent employees	2,075	2,065	2,076	2,067

(1) Beginning January 1,2020, calculation is based on current expected loss methodology. Prior to January 1, 2020, calculation was based on the incurred loss methodology.
(2) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2019
	Fourth	Third	Second	First	Full
	Quarter	Quarter	Quarter	Quarter	Year
Interest income
Loans and leases, including fees	$122,802	$126,786	$126,365	$123,056	$499,009
Investment securities
Taxable	20,137	22,180	23,616	24,235	90,168
Tax-exempt	4,545	4,457	4,336	4,258	17,596
Total investment securities interest	24,682	26,637	27,952	28,493	107,764
Other earning assets	167	222	206	210	805
Total interest income	147,651	153,645	154,523	151,759	607,578

Interest expense
Deposits	19,026	20,151	20,612	19,243	79,032
Short-term borrowings	5,430	7,199	6,646	5,960	25,235
Long-term borrowings	4,293	4,760	4,963	5,041	19,057
Total interest expense	28,749	32,110	32,221	30,244	123,324
Net interest income	118,902	121,535	122,302	121,515	484,254
Provision for credit losses-loans and leases (1)	4,629	5,228	6,658	14,083	30,598
Provision for credit losses-unfunded commitments (1)	177	(216)	(132)	6	(165)
Net interest income after provision for credit losses	114,096	116,523	115,776	107,426	453,821

Noninterest income
Service charges on deposit accounts	9,343	9,874	9,819	8,903	37,939
Trust and wealth management fees	3,913	3,718	3,943	4,070	15,644
Bankcard income	3,405	3,316	6,497	5,586	18,804
Client derivative fees	4,194	4,859	4,905	1,704	15,662
Foreign exchange income	6,014	1,708	17	0	7,739
Net gains from sales of loans	4,723	4,806	3,432	1,890	14,851
Net gains on sale of investment securities	(296)	105	(37)	(178)	(406)
Other	5,472	4,754	6,062	4,852	21,140
Total noninterest income	36,768	33,140	34,638	26,827	131,373

Noninterest expenses
Salaries and employee benefits	53,952	53,212	53,985	47,912	209,061
Net occupancy	6,334	5,509	5,596	6,630	24,069
Furniture and equipment	4,145	4,120	4,222	3,416	15,903
Data processing	5,996	5,774	4,984	5,127	21,881
Marketing	1,980	1,346	1,976	1,606	6,908
Communication	882	910	747	728	3,267
Professional services	2,192	4,771	2,039	2,252	11,254
State intangible tax	1,767	1,445	1,307	1,310	5,829
FDIC assessments	1,055	(1,097)	1,065	950	1,973
Intangible amortization	3,150	2,432	2,044	2,045	9,671
Other	11,434	8,020	6,545	6,517	32,516
Total noninterest expenses	92,887	86,442	84,510	78,493	342,332
Income before income taxes	57,977	63,221	65,904	55,760	242,862
Income tax expense (benefit)	9,300	12,365	13,201	9,921	44,787
Net income	$48,677	$50,856	$52,703	$45,839	$198,075

ADDITIONAL DATA
Net earnings per share - basic	$0.49	$0.52	$0.54	$0.47	$2.01
Net earnings per share - diluted	$0.49	$0.51	$0.53	$0.47	$2.00
Dividends declared per share	$0.23	$0.23	$0.22	$0.22	$0.90

Return on average assets	1.34%	1.41%	1.50%	1.33%	1.39%
Return on average shareholders' equity	8.60%	9.13%	9.85%	8.88%	9.11%

Interest income	$147,651	$153,645	$154,523	$151,759	$607,578
Tax equivalent adjustment	1,630	1,759	1,416	1,523	6,328
Interest income - tax equivalent	149,281	155,404	155,939	153,282	613,906
Interest expense	28,749	32,110	32,221	30,244	123,324
Net interest income - tax equivalent	$120,532	$123,294	$123,718	$123,038	$490,582

Net interest margin	3.84%	3.91%	3.99%	4.05%	3.95%
Net interest margin (fully tax equivalent) (2)	3.89%	3.96%	4.04%	4.10%	4.00%

Full-time equivalent employees	2,065	2,064	2,076	2,087

(1) Beginning January 1,2020, calculation is based on current expected loss methodology. Prior to January 1, 2020, calculation was based on the incurred loss methodology.
(2) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Dec. 31,	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	% Change	% Change
	2020	2020	2020	2020	2019	Linked Qtr.	Comp Qtr.
ASSETS
Cash and due from banks	$231,054	$207,128	$283,639	$261,892	$200,691	11.6%	15.1%
Interest-bearing deposits with other banks	20,305	38,806	38,845	71,071	56,948	(47.7)%	(64.3)%
Investment securities available-for-sale	3,424,580	3,004,963	2,897,413	2,908,688	2,852,084	14.0%	20.1%
Investment securities held-to-maturity	131,687	118,072	127,347	136,744	142,862	11.5%	(7.8)%
Other investments	133,198	118,292	132,366	143,581	125,020	12.6%	6.5%
Loans held for sale	41,103	69,008	43,950	27,334	13,680	(40.4)%	200.5%
Loans and leases
Commercial and industrial	3,007,509	3,292,313	3,322,374	2,477,773	2,465,877	(8.7)%	22.0%
Lease financing	72,987	74,742	80,087	82,602	88,364	(2.3)%	(17.4)%
Construction real estate	636,096	575,648	506,085	500,311	493,182	10.5%	29.0%
Commercial real estate	4,307,858	4,347,125	4,343,702	4,278,257	4,194,651	(0.9)%	2.7%
Residential real estate	1,003,086	1,027,702	1,043,745	1,061,792	1,055,949	(2.4)%	(5.0)%
Home equity	743,099	754,743	764,171	781,243	771,869	(1.5)%	(3.7)%
Installment	81,850	84,629	79,150	80,085	82,589	(3.3)%	(0.9)%
Credit card	48,485	43,907	42,397	45,756	49,184	10.4%	(1.4)%
Total loans	9,900,970	10,200,809	10,181,711	9,307,819	9,201,665	(2.9)%	7.6%
Less:
Allowance for credit losses (1)	175,679	168,544	158,661	143,885	57,650	4.2%	204.7%
Net loans	9,725,291	10,032,265	10,023,050	9,163,934	9,144,015	(3.1)%	6.4%
Premises and equipment	207,211	209,474	211,164	212,787	214,506	(1.1)%	(3.4)%
Goodwill	937,771	937,771	937,771	937,771	937,771	0.0%	0.0%
Other intangibles	64,552	67,419	70,325	73,258	76,201	(4.3)%	(15.3)%
Accrued interest and other assets	1,056,382	1,122,449	1,105,020	1,120,507	747,847	(5.9)%	41.3%
Total Assets	$15,973,134	$15,925,647	$15,870,890	$15,057,567	$14,511,625	0.3%	10.1%

LIABILITIES
Deposits
Interest-bearing demand	$2,914,787	$2,632,467	$2,657,841	$2,498,109	$2,364,881	10.7%	23.3%
Savings	3,680,774	3,446,678	3,287,314	2,978,250	2,960,979	6.8%	24.3%
Time	1,872,733	1,935,392	2,241,212	2,435,858	2,240,441	(3.2)%	(16.4)%
Total interest-bearing deposits	8,468,294	8,014,537	8,186,367	7,912,217	7,566,301	5.7%	11.9%
Noninterest-bearing	3,763,709	3,552,893	3,515,048	2,723,341	2,643,928	5.9%	42.4%
Total deposits	12,232,003	11,567,430	11,701,415	10,635,558	10,210,229	5.7%	19.8%
Federal funds purchased and securities sold
under agreements to repurchase	166,594	247,658	154,347	215,824	165,181	(32.7)%	0.9%
FHLB short-term borrowings	0	0	0	1,181,900	1,151,000	0.0%	(100.0)%
Total short-term borrowings	166,594	247,658	154,347	1,397,724	1,316,181	(32.7)%	(87.3)%
Long-term debt	776,202	1,341,164	1,285,767	325,566	414,376	(42.1)%	87.3%
Total borrowed funds	942,796	1,588,822	1,440,114	1,723,290	1,730,557	(40.7)%	(45.5)%
Accrued interest and other liabilities	516,265	521,580	508,342	519,336	323,134	(1.0)%	59.8%
Total Liabilities	13,691,064	13,677,832	13,649,871	12,878,184	12,263,920	0.1%	11.6%

SHAREHOLDERS' EQUITY
Common stock	1,638,947	1,637,489	1,635,070	1,633,950	1,640,771	0.1%	(0.1)%
Retained earnings	720,429	694,484	675,532	660,653	711,249	3.7%	1.3%
Accumulated other comprehensive income (loss)	48,664	42,266	36,431	11,788	13,323	15.1%	265.3%
Treasury stock, at cost	(125,970)	(126,424)	(126,014)	(127,008)	(117,638)	(0.4)%	7.1%
Total Shareholders' Equity	2,282,070	2,247,815	2,221,019	2,179,383	2,247,705	1.5%	1.5%
Total Liabilities and Shareholders' Equity	$15,973,134	$15,925,647	$15,870,890	$15,057,567	$14,511,625	0.3%	10.1%

(1) Beginning January 1,2020, calculation is based on current expected loss methodology. Prior to January 1, 2020, calculation was based on the incurred loss methodology.

FIRST FINANCIAL BANCORP.
AVERAGE CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Quarterly Averages					Year-to-Date Averages
	Dec. 31,	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,
	2020	2020	2020	2020	2019	2020	2019
ASSETS
Cash and due from banks	$228,427	$233,216	$284,726	$235,696	$221,060	$245,436	$191,864
Interest-bearing deposits with other banks	143,884	40,277	91,990	39,332	36,672	78,943	35,814
Investment securities	3,403,839	3,162,832	3,164,243	3,115,723	3,102,867	3,212,051	3,288,875
Loans held for sale	42,402	45,186	36,592	13,174	21,050	34,390	14,774
Loans and leases
Commercial and industrial	3,182,749	3,299,259	3,058,677	2,450,893	2,469,810	2,999,223	2,505,615
Lease financing	74,107	78,500	81,218	85,782	91,225	79,882	92,902
Construction real estate	608,401	536,870	495,407	501,471	501,892	535,740	491,503
Commercial real estate	4,313,408	4,364,708	4,381,647	4,209,345	4,102,288	4,317,396	3,906,992
Residential real estate	1,022,701	1,041,250	1,052,996	1,055,456	1,053,707	1,043,040	1,010,620
Home equity	752,425	759,994	772,424	773,082	773,119	764,436	787,716
Installment	83,509	82,016	79,016	81,234	85,515	81,451	88,815
Credit card	48,179	45,609	44,402	50,206	50,616	47,098	49,598
Total loans	10,085,479	10,208,206	9,965,787	9,207,469	9,128,172	9,868,266	8,933,761
Less:
Allowance for credit losses (1)	172,201	165,270	155,454	121,126	56,649	153,596	58,504
Net loans	9,913,278	10,042,936	9,810,333	9,086,343	9,071,523	9,714,670	8,875,257
Premises and equipment	208,800	211,454	213,903	215,545	215,171	212,413	213,951
Goodwill	937,771	937,771	937,771	937,771	937,710	937,771	899,131
Other intangibles	66,195	69,169	72,086	75,014	78,190	70,600	51,884
Accrued interest and other assets	1,086,390	1,099,169	1,098,560	805,824	776,045	1,022,870	639,169
Total Assets	$16,030,986	$15,842,010	$15,710,204	$14,524,422	$14,460,288	$15,529,144	$14,210,719

LIABILITIES
Deposits
Interest-bearing demand	$2,812,748	$2,668,635	$2,602,917	$2,418,193	$2,373,962	$2,626,252	$2,326,193
Savings	3,547,179	3,342,514	3,173,274	2,976,518	2,995,395	3,260,882	3,027,725
Time	1,844,379	2,015,933	2,619,038	2,196,080	2,214,174	2,167,553	2,223,429
Total interest-bearing deposits	8,204,306	8,027,082	8,395,229	7,590,791	7,583,531	8,054,687	7,577,347
Noninterest-bearing	3,720,417	3,535,432	3,335,866	2,643,240	2,638,908	3,310,483	2,524,011
Total deposits	11,924,723	11,562,514	11,731,095	10,234,031	10,222,439	11,365,170	10,101,358
Federal funds purchased and securities sold
under agreements to repurchase	136,795	150,088	145,291	164,093	206,800	149,036	155,859
FHLB short-term borrowings	7,937	30,868	548,183	1,189,765	952,625	441,867	990,860
Total short-term borrowings	144,732	180,956	693,474	1,353,858	1,159,425	590,903	1,146,719
Long-term debt	1,162,729	1,338,792	579,345	381,909	454,271	867,798	522,340
Total borrowed funds	1,307,461	1,519,748	1,272,819	1,735,767	1,613,696	1,458,701	1,669,059
Accrued interest and other liabilities	542,740	529,326	520,425	344,891	379,046	484,628	265,623
Total Liabilities	13,774,924	13,611,588	13,524,339	12,314,689	12,215,181	13,308,499	12,036,040

SHAREHOLDERS' EQUITY
Common stock	1,638,032	1,636,107	1,634,405	1,638,851	1,640,066	1,636,850	1,629,434
Retained earnings	703,257	679,980	658,312	660,108	691,236	675,503	650,381
Accumulated other comprehensive loss	40,960	40,697	19,888	31,200	13,986	33,228	(6,480)
Treasury stock, at cost	(126,187)	(126,362)	(126,740)	(120,426)	(100,181)	(124,936)	(98,656)
Total Shareholders' Equity	2,256,062	2,230,422	2,185,865	2,209,733	2,245,107	2,220,645	2,174,679
Total Liabilities and Shareholders' Equity	$16,030,986	$15,842,010	$15,710,204	$14,524,422	$14,460,288	$15,529,144	$14,210,719

(1) Beginning January 1,2020, calculation is based on current expected loss methodology. Prior to January 1, 2020, calculation was based on the incurred loss methodology.

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS
(Dollars in thousands)
(Unaudited)

	Quarterly Averages						Year-to-Date Averages
	December 31, 2020		September 30, 2020		December 31, 2019		December 31, 2020		December 31, 2019
	Balance	Yield	Balance	Yield	Balance	Yield	Balance	Yield	Balance	Yield
Earning assets
Investments:
Investment securities	$3,403,839	2.71%	$3,162,832	2.86%	$3,102,867	3.16%	$3,212,051	2.90%	$3,288,875	3.28%
Interest-bearing deposits with other banks	143,884	0.15%	40,277	0.31%	36,672	1.81%	78,943	0.35%	35,814	2.25%
Gross loans (1)	10,127,881	4.18%	10,253,392	4.00%	9,149,222	5.33%	9,902,656	4.36%	8,948,535	5.58%
Total earning assets	13,675,604	3.77%	13,456,501	3.72%	12,288,761	4.77%	13,193,650	3.98%	12,273,224	4.95%

Nonearning assets
Allowance for credit losses	(172,201)		(165,270)		(56,649)		(153,596)		(58,504)
Cash and due from banks	228,427		233,216		221,060		245,436		191,864
Accrued interest and other assets	2,299,156		2,317,563		2,007,116		2,243,654		1,804,135
Total assets	$16,030,986		$15,842,010		$14,460,288		$15,529,144		$14,210,719

Interest-bearing liabilities
Deposits:
Interest-bearing demand	$2,812,748	0.08%	$2,668,635	0.08%	$2,373,962	0.53%	$2,626,252	0.17%	$2,326,193	0.55%
Savings	3,547,179	0.15%	3,342,514	0.14%	2,995,395	0.60%	3,260,882	0.22%	3,027,725	0.71%
Time	1,844,379	0.86%	2,015,933	1.20%	2,214,174	2.03%	2,167,553	1.39%	2,223,429	2.02%
Total interest-bearing deposits	8,204,306	0.29%	8,027,082	0.39%	7,583,531	1.00%	8,054,687	0.52%	7,577,347	1.04%
Borrowed funds
Short-term borrowings	144,732	0.08%	180,956	0.11%	1,159,425	1.86%	590,903	1.09%	1,146,719	2.20%
Long-term debt	1,162,729	1.91%	1,338,792	1.76%	454,271	3.75%	867,798	2.31%	522,340	3.65%
Total borrowed funds	1,307,461	1.71%	1,519,748	1.57%	1,613,696	2.39%	1,458,701	1.82%	1,669,059	2.65%
Total interest-bearing liabilities	9,511,767	0.48%	9,546,830	0.58%	9,197,227	1.24%	9,513,388	0.72%	9,246,406	1.33%

Noninterest-bearing liabilities
Noninterest-bearing demand deposits	3,720,417		3,535,432		2,638,908		3,310,483		2,524,011
Other liabilities	542,740		529,326		379,046		484,628		265,623
Shareholders' equity	2,256,062		2,230,422		2,245,107		2,220,645		2,174,679
Total liabilities & shareholders' equity	$16,030,986		$15,842,010		$14,460,288		$15,529,144		$14,210,719

Net interest income	$118,473		$112,180		$118,902		$456,511		$484,254
Net interest spread		3.29%		3.14%		3.53%		3.26%		3.62%
Net interest margin		3.45%		3.32%		3.84%		3.46%		3.95%

Tax equivalent adjustment		0.04%		0.04%		0.05%		0.05%		0.05%
Net interest margin (fully tax equivalent)		3.49%		3.36%		3.89%		3.51%		4.00%

(1) Loans held for sale and nonaccrual loans are included in gross loans.

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS (1)
(Dollars in thousands)
(Unaudited)

	Linked Qtr. Income Variance			Comparable Qtr. Income Variance			Year-to-Date Income Variance
	Rate	Volume	Total	Rate	Volume	Total	Rate	Volume	Total
Earning assets
Investment securities	$(1,195)	$1,646	$451	$(3,496)	$2,055	$(1,441)	$(12,508)	$(2,225)	$(14,733)
Interest-bearing deposits with other banks	(16)	40	24	(153)	41	(112)	(680)	150	(530)
Gross loans (2)	4,807	(1,323)	3,484	(26,383)	10,314	(16,069)	(108,942)	41,590	(67,352)
Total earning assets	3,596	363	3,959	(30,032)	12,410	(17,622)	(122,130)	39,515	(82,615)

Interest-bearing liabilities
Total interest-bearing deposits	$(2,094)	$128	$(1,966)	$(13,554)	$448	$(13,106)	$(39,594)	$2,484	$(37,110)
Borrowed funds
Short-term borrowings	(13)	(8)	(21)	(5,190)	(210)	(5,400)	(12,734)	(6,059)	(18,793)
Long-term debt	502	(849)	(347)	(2,103)	3,416	1,313	(6,966)	7,997	1,031
Total borrowed funds	489	(857)	(368)	(7,293)	3,206	(4,087)	(19,700)	1,938	(17,762)
Total interest-bearing liabilities	(1,605)	(729)	(2,334)	(20,847)	3,654	(17,193)	(59,294)	4,422	(54,872)
Net interest income (1)	$5,201	$1,092	$6,293	$(9,185)	$8,756	$(429)	$(62,836)	$35,093	$(27,743)

(1) Not tax equivalent.
(2) Loans held for sale and nonaccrual loans are included in gross loans.

FIRST FINANCIAL BANCORP.
CREDIT QUALITY
(Dollars in thousands)
(Unaudited)

	Dec. 31,	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Full Year	Full Year
	2020	2020	2020	2020	2019	2020	2019
ALLOWANCE FOR CREDIT LOSS ACTIVITY
Balance at beginning of period	$168,544	$158,661	$143,885	$57,650	$56,552	$57,650	$56,542
Day one adoption impact of ASC 326	0	0	0	61,505	0	61,505	0
Provision for credit losses	13,758	15,299	17,859	23,880	4,629	70,796	30,598
Gross charge-offs
Commercial and industrial	1,505	1,467	1,282	1,091	2,919	5,345	26,676
Lease financing	0	852	0	0	62	852	162
Construction real estate	0	0	0	0	0	0	0
Commercial real estate	6,270	3,789	2,037	4	1,854	12,100	3,689
Residential real estate	203	22	148	115	167	488	677
Home equity	386	460	428	267	807	1,541	2,591
Installment	21	59	7	61	31	148	223
Credit card	169	171	234	311	319	885	1,547
Total gross charge-offs	8,554	6,820	4,136	1,849	6,159	21,359	35,565
Recoveries
Commercial and industrial	367	265	275	2,000	1,796	2,907	2,883
Lease financing	(6)	6	0	0	0	0	0
Construction real estate	3	0	14	0	0	17	68
Commercial real estate	844	760	424	234	439	2,262	1,113
Residential real estate	145	91	93	52	72	381	273
Home equity	428	209	156	339	243	1,132	1,335
Installment	65	35	27	31	49	158	251
Credit card	85	38	64	43	29	230	152
Total recoveries	1,931	1,404	1,053	2,699	2,628	7,087	6,075
Total net charge-offs	6,623	5,416	3,083	(850)	3,531	14,272	29,490
Ending allowance for credit losses	$175,679	$168,544	$158,661	$143,885	$57,650	$175,679	$57,650

NET CHARGE-OFFS TO AVERAGE LOANS AND LEASES (ANNUALIZED)
Commercial and industrial	0.14%	0.14%	0.13%	(0.15)%	0.18%	0.08%	0.95%
Lease financing	0.03%	4.29%	0.00%	0.00%	0.27%	1.07%	0.17%
Construction real estate	0.00%	0.00%	(0.01)%	0.00%	0.00%	0.00%	(0.01)%
Commercial real estate	0.50%	0.28%	0.15%	(0.02)%	0.14%	0.23%	0.07%
Residential real estate	0.02%	(0.03)%	0.02%	0.02%	0.04%	0.01%	0.04%
Home equity	(0.02)%	0.13%	0.14%	(0.04)%	0.29%	0.05%	0.16%
Installment	(0.21)%	0.12%	(0.10)%	0.15%	(0.08)%	(0.01)%	(0.03)%
Credit card	0.69%	1.16%	1.54%	2.15%	2.27%	1.39%	2.81%
Total net charge-offs	0.26%	0.21%	0.12%	(0.04)%	0.15%	0.14%	0.33%

COMPONENTS OF NONPERFORMING LOANS, NONPERFORMING ASSETS, AND UNDERPERFORMING ASSETS
Nonaccrual loans (1)
Commercial and industrial	$29,230	$34,686	$33,906	$21,126	$24,346	$29,230	$24,346
Lease financing	0	1,092	1,353	222	223	0	223
Construction real estate	0	0	0	0	0	0	0
Commercial real estate	34,682	24,521	14,002	10,050	7,295	34,682	7,295
Residential real estate	11,601	12,104	12,813	11,163	10,892	11,601	10,892
Home equity	5,076	5,374	5,604	5,821	5,242	5,076	5,242
Installment	163	153	201	145	167	163	167
Nonaccrual loans	80,752	77,930	67,879	48,527	48,165	80,752	48,165
Accruing troubled debt restructurings (TDRs)	7,099	7,759	8,377	22,206	11,435	7,099	11,435
Total nonperforming loans	87,851	85,689	76,256	70,733	59,600	87,851	59,600
Other real estate owned (OREO)	1,287	1,643	1,872	1,467	2,033	1,287	2,033
Total nonperforming assets	89,138	87,332	78,128	72,200	61,633	89,138	61,633
Accruing loans past due 90 days or more	169	79	124	120	201	169	201
Total underperforming assets	$89,307	$87,411	$78,252	$72,320	$61,834	$89,307	$61,834
Total classified assets	$142,021	$134,002	$125,543	$124,510	$89,250	$142,021	$89,250

CREDIT QUALITY RATIOS
Allowance for credit losses to
Nonaccrual loans	217.55%	216.28%	233.74%	296.51%	119.69%	217.55%	119.69%
Nonperforming loans	199.97%	196.69%	208.06%	203.42%	96.73%	199.97%	96.73%
Total ending loans	1.77%	1.65%	1.56%	1.55%	0.63%	1.77%	0.63%
Nonperforming loans to total loans	0.89%	0.84%	0.75%	0.76%	0.65%	0.89%	0.65%
Nonperforming assets to
Ending loans, plus OREO	0.90%	0.86%	0.77%	0.78%	0.67%	0.90%	0.67%
Total assets	0.56%	0.55%	0.49%	0.48%	0.42%	0.56%	0.42%
Nonperforming assets, excluding accruing TDRs to
Ending loans, plus OREO	0.83%	0.78%	0.68%	0.54%	0.55%	0.83%	0.55%
Total assets	0.51%	0.50%	0.44%	0.33%	0.35%	0.51%	0.35%
Classified assets to total assets	0.89%	0.84%	0.79%	0.83%	0.62%	0.89%	0.62%

(1) Nonaccrual loans include nonaccrual TDRs of $14.7 million, $29.3 million, $32.7 million, $18.4 million, and $18.5 million, as of December 31, 2020, September 30, 2020, June 30, 2020, March 31, 2020, and December 31, 2019,, respectively.

FIRST FINANCIAL BANCORP.
CAPITAL ADEQUACY
(Dollars in thousands, except per share data)
(Unaudited)
						Twelve months ended,
	Dec. 31,	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2020	2020	2020	2020	2019	2020	2019
PER COMMON SHARE
Market Price
High	$17.77	$15.15	$16.38	$25.52	$26.04	$25.52	$28.56
Low	$12.07	$11.40	$11.52	$12.67	$23.24	$11.40	$22.16
Close	$17.53	$12.01	$13.89	$14.91	$25.44	$17.53	$25.44

Average shares outstanding - basic	97,253,787	97,247,080	97,220,748	97,736,690	98,684,706	97,363,952	98,305,570
Average shares outstanding - diluted	98,020,534	98,008,733	97,988,600	98,356,214	99,232,167	98,093,098	98,851,471
Ending shares outstanding	98,021,929	97,999,763	98,018,858	97,968,958	98,490,998	98,021,929	98,490,998

Total shareholders' equity	$2,282,070	$2,247,815	$2,221,019	$2,179,383	$2,247,705	$2,282,070	$2,247,705

REGULATORY CAPITAL	Preliminary					Preliminary
Common equity tier 1 capital	$1,325,922	$1,293,716	$1,267,609	$1,243,152	$1,245,746	$1,325,922	$1,245,746
Common equity tier 1 capital ratio	11.82%	11.63%	11.49%	11.27%	11.30%	11.82%	11.30%
Tier 1 capital	$1,368,818	$1,336,497	$1,310,276	$1,285,705	$1,288,185	$1,368,818	$1,288,185
Tier 1 ratio	12.20%	12.02%	11.87%	11.66%	11.69%	12.20%	11.69%
Total capital	$1,744,802	$1,708,817	$1,676,532	$1,493,100	$1,475,813	$1,744,802	$1,475,813
Total capital ratio	15.55%	15.37%	15.19%	13.54%	13.39%	15.55%	13.39%
Total capital in excess of minimum requirement	$566,795	$541,263	$517,902	$335,229	$318,315	$566,795	$318,315
Total risk-weighted assets	$11,219,114	$11,119,560	$11,034,570	$11,027,347	$11,023,795	$11,219,114	$11,023,795
Leverage ratio	9.55%	9.55%	8.98%	9.49%	9.58%	9.55%	9.58%

OTHER CAPITAL RATIOS
Ending shareholders' equity to ending assets	14.29%	14.11%	13.99%	14.47%	15.49%	14.29%	15.49%
Ending tangible shareholders' equity to ending tangible assets	8.47%	8.25%	8.09%	8.25%	9.07%	8.47%	9.07%
Average shareholders' equity to average assets	14.07%	14.08%	13.91%	15.21%	15.53%	14.30%	15.30%
Average tangible shareholders' equity to average tangible assets	8.26%	8.18%	7.94%	8.79%	9.07%	8.28%	9.16%

REPURCHASE PROGRAM (1)
Shares repurchased	0	0	0	880,000	1,609,778	880,000	2,753,272
Average share repurchase price	N/A	N/A	N/A	$18.96	$24.13	$18.96	$24.05
Total cost of shares repurchased	N/A	N/A	N/A	$16,686	$38,846	$16,686	$66,218

(1) Represents share repurchases as part of publicly announced plans.

N/A = Not applicable